                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


     Filed by the Registrant                    [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement            [ ] Confidential, For Use of the
                                                    Commission Only (as
                                                    Permitted by Rule 14a-
                                                    6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                      HOMECAPITAL INVESTMENT CORPORATION
               (Name of Registrant as Specified in Its Charter)



              Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

                [HomeCapital Investment Corporation Letterhead]

                              __________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 25, 1997

To the Stockholders of
HOMECAPITAL INVESTMENT CORPORATION:

     Notice is hereby given that the annual meeting of stockholders ("Annual Meeting") of HomeCapital Investment Corporation, a Nevada corporation ("Company"), will be held on September 25, 1997, at 10:00 a.m., Central Daylight Time, at the Company's corporate headquarters, 6836 Austin Center Boulevard, Suite 280, Austin, Texas 78731, for the following purposes:

     1. To elect seven (7) directors to serve on the Company's Board of Directors.

     2. To consider and approve an amendment to the HomeCapital Investment Corporation 1996 Stock Option Plan.

     3. To consider and approve the HomeCapital Investment Corporation Non-Employee Director Compensation Plan.

     4. To consider and approve an amendment to the Articles of Incorporation of the Company to provide for certain limitations on liabilities of directors and officers of the Company.

     5. To consider and approve an amendment to the Bylaws of the Company to provide for indemnification of directors, officers, and agents of the Company under certain circumstances.

     6. To ratify the appointment of Coopers & Lybrand L.L.P. as the independent accountants of the Company.

     7. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Stockholders of record at the close of business on August 1, 1997, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING RETURN ENVELOPE. If you attend the Annual Meeting, you can vote either in person or by your proxy.



                         By Order of the Board of Directors



                         E. Jeff Bomer
                         Secretary
Austin, Texas
September 3, 1997

                       HOMECAPITAL INVESTMENT CORPORATION
                          6836 AUSTIN CENTER BOULEVARD
                                   SUITE 280
                              AUSTIN, TEXAS 87831
                               __________________

                                PROXY STATEMENT
                               __________________


SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HomeCapital Investment Corporation, a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, September 25, 1997, at 10:00 a.m., Central Daylight Time, at the Company's corporate headquarters, 6836 Austin Center Blvd., Suite 280, Austin, Texas 78731, and any adjournment thereof (such meeting or any adjournment thereof collectively referred to as the "Annual Meeting"). This Proxy Statement and the accompanying notice and form of proxy are being mailed to stockholders on or about September 3, 1997. In addition to solicitation by mail, Proxies may be solicited personally or by courier service, telephone, telegraph or telefax by officers, directors, employees of the Company, who will receive no additional compensation for solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, who will be reimbursed for their reasonable expenses incurred in such connection. The entire cost of solicitation of proxies will be paid by the Company.

REVOCABILITY OF PROXIES

     Stockholders are urged to sign, date and promptly return the enclosed form of proxy in the envelope provided. A stockholder may revoke a proxy at any time before it is exercised. However, mere attendance at the Annual Meeting will not of itself have the effect of revoking a proxy. A stockholder may revoke a proxy by notification in writing addressed to the Company's corporate offices at 6836 Austin Center Blvd., Suite 280, Austin, Texas 78731, Attention: E. Jeff Bomer, Secretary. The proxy may also be revoked by proper execution of a proxy bearing a later date or by attendance at the Annual Meeting and voting in person.

VOTING OF PROXIES

     The persons named on the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the stockholders granting the proxy. In the absence of such directions, such shares will be voted in favor of the nominees to the Board of Directors of the Company named herein and for the proposals described herein and, in the best judgment of those so appointed will be voted on any other matters as may become before the meeting.

VOTING SECURITIES

     Stockholders of record at the close of business on August 1, 1997, are entitled to Notice of and to vote at the Annual Meeting and any adjournment thereof. On August 1, 1997, there were outstanding 1,500,000 shares of Preferred Stock, Series A, $.01 par value per share, of the Company ("Preferred Stock"), and 8,226,883 shares of Common Stock, $.01 par value per share, of the Company ("Common Stock"). Subject to special voting rights granted to holders of the Preferred Stock, holders of Common Stock and Preferred Stock are entitled to one (1) vote per share voting as a single class on all matters that may properly come before the Annual Meeting.

QUORUM AND VOTING

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock in the aggregate as a single class is necessary to constitute a quorum. Shares of Common Stock or Preferred Stock represented by a properly signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares of Common Stock or Preferred Stock held by nominees that are voted on at least one (1) matter coming before the Annual Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner's discretion has been withheld (a "broker non-vote") for voting on some or all other matters.

     The election of directors and all of the other proposals to be presented at the Annual Meeting, except for the approval of the amendment to the Articles of Incorporation of the Company, will be determined by a majority of the shares of Common Stock and Preferred Stock, voting as a single class, present, in person or by proxy, and voted at the Annual Meeting. Accordingly, any abstentions or broker non-votes will not affect the election of the candidates receiving a majority of the votes cast. However, the proposal to come before the Annual Meeting to amend the Articles of Incorporation of the Company requires the approval of a majority of shares of Common Stock and Preferred Stock entitled to vote at the meeting. Therefore, abstentions and broker non-votes, as well as the failure of stockholders to otherwise participate in person or by proxy, at the Annual Meeting will have the same effect as votes against the proposal to amend the Articles of Incorporation of the Company.

     Votes at the Annual Meeting will be tabulated by inspectors of election appointed by the Company.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company have determined that the Board of Directors shall consist of seven (7) members by resolution in accordance with the Bylaws of the Company. Accordingly, at the Annual Meeting seven (7) directors are to be elected constituting the entire Board of Directors to hold office until the next Annual Meeting of stockholders and until a successor is elected and qualified. Directors are elected by a majority of the votes cast by the shares entitled to vote at a meeting at which a quorum is present. The Articles of Incorporation of the Company do not permit stockholders to cumulate their votes in the election of directors. As a result, each stockholder may cast one (1) vote per share with respect to the proposed election of each of the seven (7) nominees.

     Directors will be elected by the favorable vote of a majority of the votes cast by the holders(s) of the shares of Common Stock and Preferred Stock, voting as a single class, present, in person or by proxy, at the Annual Meeting and entitled to vote. The Board of Directors recommends a vote FOR each of the nominees listed and, unless authority to vote in the election of directors is withheld as to any or all nominees, all shares represented by proxies will be voted FOR the election of the nominees listed. If authority to vote in the election of directors is withheld as to any but not all of the nominees listed, all shares represented by any such proxy will be voted for the election of the nominees as to whom authority is not withheld. If a nominee becomes unavailable for any reason before the election, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors as a substitute nominee. However, the Board of Directors has no reason to believe that any nominee will be unavailable. Any vacancy occurring following the election of directors may be filled by the Board of Directors.

     Pursuant to a Preferred Stock Purchase Agreement, dated May 3, 1996, as amended, between the Company and HCI Equity Partners, L.P. ("HCI"), HCI acquired 1,000,000 shares of the Preferred Stock and became entitled to nominate two (2) members of the Company's Board of Directors. Mr. Robert R. Neyland identified below has been nominated by HCI for election to the Company's Board of Directors. In lieu of nomination and election of a second director to the Board of Directors of the Company and without waiving its right to do so, HCI has nominated a director who has been elected to the Board of Directors of the Company's wholly-owned subsidiary, HomeOwners Mortgage & Equity, Inc.

NOMINEES FOR DIRECTOR

     The following table sets forth the name and age of each nominee listed in the enclosed form of proxy for director, his principal occupation, the year he first became a director of the Company, directorships in other public companies and business affiliations during the preceding five (5) years. For information with respect to ownership of shares of Common Stock and Preferred Stock by nominees, see the table in the section entitled "Securities Ownership by Management and Certain Beneficial Owners," including the footnotes thereto. The information in the following table has been furnished by each nominee as of the date hereof.

     With the exception of Mr. Meyers, each of the nominees is currently a member of the Board of Directors. All nominees have consented to serve if elected.

                               DIRECTOR NOMINEES
                                                                        Director
Name                                                             Age    Since
----                                                             ---    --------
JOHN W. BALLARD................................................   59    1994
        President and Chief Executive Officer of the Company since
        August, 1994, Chairman of the Board of Directors of the Company since November, 1994, and a Director, President and Chief Executive Officer of HOME since
        June 1993. Prior to assuming these positions, from April 1989 through May 1993, Mr. Ballard was President and Chief Executive Officer of American Savings Mortgage
        Corporation (a second lien mortgage company).


E. JEFF BOMER..................................................   61    1994
        Secretary of the Company since August 1994, and Chairman of the Board of Directors of HOME since July 1993.
        Mr. Bomer has been President of SynerMark Realty Services,
        Inc. (a real estate organization), a subsidiary of SynerMark Holdings, L.P. (a real estate holding company) since July
        1995, prior to which he was President and Chief Executive
        Officer of Austin Real Estate Services, Inc. (dba Davis &
        Associates, a real estate services firm) from September
        1985 until its merger in July 1995 into SynerMark Holdings, L.P.

J. ROLFE JOHNSON..............................................    58    1996
        General Counsel of the Company since November, 1996.
        Mr. Johnson is an attorney and has been engaged in full-time private practice as a corporate and securities attorney through his own firm, J. Rolfe Johnson, P.C.
        since January, 1991; he was a shareholder in the law firm of Jenkins & Gilchrist, P.C., in Houston, Texas, from May,
        1989 through December, 1990, prior to which he was a partner of the law firm of Mayor Day & Caldwell (now Mayor
        Day Caldwell & Keaton) from February, 1982.

LARRY D. MEYERS...............................................    48    1997
        Owner and President of Meyers & Associates, a legislative consulting firm, since December, 1984.

ROBERT R. NEYLAND.............................................    44    1996
        The sole manager of HCIE, L.L.C. since May 1996, a general partner of HCI, and partner of Living Suites
        (a real estate management firm) from September 1990 to June 1996. Mr. Neyland is also a Director of Capital
        Communities Corporation.

PETER A. PYHRR................................................    55    1994
        President of Hospital Forms and Systems Corp. (a printing firm) since October 1979, and President of Magnetic
        Ticket & Label Corp. (a printing firm) and President of
        HFS Corp. (a business forms company) since July 1982.
        Mr. Pyhrr has also been a Director of HOME since June 1993.

WALTER W. STOEPPELWERTH.......................................    63    1996
        Co-founder of HomeTech Information Systems, Inc. (a construction industry publisher) since 1965, a nationally recognized remodeling industry spokesman and educator, and a noted columnist and author of publications on home remodeling and renovations. Mr. Stoeppelwerth has also been a Director of HOME since July, 1996.

     During the fiscal year ended September 30, 1996, the Board of Directors of the Company held ten (10) meetings at which each of the directors was present in person or by telephone. On six (6) other occasions, the Board took action by unanimous written consent, and on numerous occasions the Board had informal discussions among all members regarding Company affairs. The Board intends to have regular meetings at least monthly. The Company currently has an audit committee, but did not have an audit committee during the fiscal year ended September 30, 1996. The audit committee is authorized to review, with the Company's independent accountants, the annual financial statements of the Company prior to publication; to review the work of, and approve non-audit services performed by the independent accountants; and to review and report to the Board of Directors upon the effectiveness of accounting and reporting functions, organization, operations and management of the Company. The audit committee consists of Messrs. Johnson and Neyland. The Board of Directors also has a compensation committee which did not have any meetings during the fiscal year ended September 30, 1996. The compensation committee is responsible for the administration of, and grant of awards under the HomeCapital Investment Corporation 1996 Stock Option Plan; to interview and recommend employment of executive officers to the Board of Directors and to review and recommend compensation for executive officers of the Company. The compensation committee consists of Messrs. Ballard, Bomer and Pyhrr. The Board of Directors does not maintain a standing nominating committee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

COMPENSATION TO DIRECTORS

     During the fiscal year ended September 30, 1996, members of the Board of Directors of the Company did not receive any compensation for serving as directors. Directors are reimbursed for travel expenses incurred in attending meetings. In the event that the proposed HomeCapital Investment Corporation Non-Employee Director Compensation Plan ("Director Plan") is approved and ratified at the Annual Meeting, then each member of the Board of Directors who is not a full-time employee of the Company will be paid an annual fee of $10,000 and a fee of $1,000 for each meeting attended and will be reimbursed for all ordinary and necessary expenses incurred in attending any meeting of the Board or any committee thereof. In addition, each director will receive a one-time grant of options to purchase 15,000 shares of Common Stock and an annual grant thereafter of options to purchase 3,000 shares of Common Stock, vesting over five (5) years and exercisable in each case at the market price of the Common Stock in effect on the date of grant. See "Approval of Non-Employee Director Compensation Plan."

     Messrs. Charles R. Leone, III, a former director, and Robert R. Neyland, a director of the Company, were engaged as financial and business development consultants to the Company for a one-year period for annual fees of $20,000 each pursuant to an agreement effective April 12, 1996, and served as the designated nominees of HCI to the Board of Directors of the Company pursuant to the HCI Agreement more fully described under "Management Relationships and Transactions" below until April, 1997, at which time Mr. Leone resigned as a director of the Company and was elected to the Board of Directors of HOME. Mr. Neyland continues to serve as an HCI designated director of the Company. During fiscal 1996 each of Messrs. Leone and Neyland received the $20,000 fee due from the Company under the terms of their consulting agreements.

     The Board of Directors of the Company has approved a three (3)-year incentive plan to encourage and compensate directors who are not full-time employees of the Company or HOME for developing customer relationships on behalf of HOME with home improvement contractors, suppliers, distributors and home improvement retailers that result in new sources of loan production for HOME ("Directors Incentive Plan"). A director will be entitled to be compensated in the amount of one percent (1%) for the first two years and one-half percent (1/2%) for the third year of loans funded by HOME during each year from sources initiated by the director. In order to be eligible for incentive compensation with respect to loans generated through suppliers and distributors of goods and services to the home remodeling industry, such as lumber yard and home improvement product chain stores, a director must have participated with HOME in producing training seminars and workshops for employees of the customer.

     Prior to electing Walter W. Stoeppelwerth to the Board of Directors, the Company had agreed to compensate Mr. Stoeppelwerth for featuring or promoting home improvement loan products of HOME at seminars and workshops for home improvement contractors and industry suppliers of goods and services. Mr. Stoeppelwerth receives a per diem fee of $2,000 plus expenses for each event. Total payments to Mr. Stoeppelwerth under this arrangement in fiscal 1996 were $20,725. Under terms of an agreement with Gary J. Davis, a former director of the Company, Mr. Stoeppelwerth has agreed to allocate one-half or $1,000 out of his $2,000 daily event fee to Mr. Davis as compensation for those events in which Mr. Davis participates. Under terms of the Directors Incentive Plan, Mr. Stoeppelwerth qualified for incentive compensation related to the addition of one national home improvement services franchisor as a potential loan source and the execution of a loan marketing agreement with Builders Square effective November 27, 1996. Accordingly, Mr. Stoeppelwerth will be entitled in the subsequent three years to compensation under the Directors Incentive Plan to the following fees for all loans originated by HOME: (i) by or through the home improvement franchisor, one-half of one percent in years one and two and one-quarter of one percent in year three of all loans funded; and (ii) through Builders Square, one percent in years one and two and one-half percent in year three of all loans funded. Mr. Stoepplewerth has agreed to allocate to Mr. Davis, for his efforts in obtaining and maintaining the relationship, fifty percent (50%) of all fees payable under the Directors Incentive Plan from HOME by virtue of the Builders Square relationship.

     Mr. Gary J. Davis, a former director of the Company, served as a full-time consultant to HOME on marketing and new business development from November, 1993 through March 31, 1996 at a monthly consulting fee of $6,000, of which $42,125 was received during the 1996 fiscal year. While serving as consultant, Mr. Davis was provided health insurance and reimbursement of business-related expenses. Under the Directors Incentive Plan Mr. Davis qualified for compensation related to HOME's addition of the national home improvement franchisor earlier noted. Accordingly, in addition to the $1,000 per day for participation in each training event, Mr. Davis will be entitled in the subsequent three years for all loans originated by HOME by or through the national home improvement franchisor to one-half percent (1/2%) in years one and two and one-quarter percent (1/4%) in year three of the principal amount of all loans funded.

EXECUTIVE OFFICERS

     Set forth below is the age, positions held with the Company and its subsidiary and business experience for at least the last five (5) years for each of the Company's executive officers who are not nominees for election to the Board of Directors.

     MICHAEL B. THIMMIG, 38, an Executive Vice President of the Company and HOME since April, 1997. Mr. Thimmig was a member of the law firm of Andrews & Kurth L.L.P. from February, 1994, to April, 1997, prior to which he was an attorney with the law firm of Winstead Sechrest & Minick P.C.

     THOMAS L. PERRITTE, 50, an Executive Vice President of the Company and HOME since July, 1997. Mr. Perritte was a Senior Vice President of The Money Store (a specialized consumer mortgage lending company) from July, 1994, through June, 1997, prior to which he was an Executive Vice President (Chief Operating Officer) of Statewide Capital, Inc. (a specialized consumer mortgage lending company) from August, 1989.

     TOMMY M. PARKER, 48, an Executive Vice President of HOME since June 1996. Mr. Parker served as Vice President of Finance and Chief Financial Officer of Whataco, Inc. (a fast food franchisee) from September 1991 to June 1996, prior to which he was an independent consultant to the financial services industry from May 1990.

     GENE V. MORRISON, 43, an Executive Vice President of HOME since June, 1997, and a Senior Vice President of HOME from August, 1995. Mr. Morrison served as Special Assistant to the U.S. Secretary of Housing and Urban Development from July 1993 to August 1995, and was owner of The Morrison Company (a finance and management consulting firm) from 1987 until July 1993.

EXECUTIVE COMPENSATION

     The executive officers of the Company are compensated by HOME and do not receive compensation for their services from the Company as such, except for compensation that may be paid in securities or options to purchase securities of the Company. For a description of options to purchase securities of the Company granted as compensation for services, and outstanding options exercised, during the fiscal year ended September 30, 1996, see "1996 Stock Option Plan" below.

     The following table summarizes compensation paid (or earned by the named individuals) by the Company or HOME to the Company's chief executive officer for the fiscal years ended September 30, 1996, 1995 and 1994. No other executive officers received compensation in excess of $100,000 during any of the periods covered.

                           SUMMARY COMPENSATION TABLE

                                                    Stock
Name and                                           Options
Principal               Fiscal                     (Common                 Other
Position                 Year    Salary            Shares)            Compensation/(3)/
----------              ------   -------          ----------          -----------------
JOHN W. BALLARD/(1)/      1996   $150,000                               $12,028
Chairman of the           1995    150,000              -                 14,384
Board, President          1994    150,000         409,668 /(2)/          18,655
and Chief Executive
Officer


___________________

/(1)/ Salaries and other compensation to Mr. Ballard were paid by HOME as compensation for his services as President and Chief Executive Officer of HOME. See "Executive Contracts" below. Additionally, HOME provides and maintains an automobile and mobile telephone, and provides health and group life insurance and reimbursement of business-related expenses to Mr. Ballard. Mr. Ballard received no additional compensation for serving as Chairman of the Board and President of the Company.

/(2)/ In June, 1993 Mr. Ballard was granted a restricted stock option to purchase 555 shares of HOME common stock in connection with his employment agreement ("Ballard HOME option"). In August, 1994, in connection with the reverse acquisition of the Company's predecessor by former stockholders of HOME (the "HOME Transaction"), the Ballard HOME option was canceled, and Mr. Ballard was granted a fully-vested, seven-year option to acquire 409,668 shares of Company Common Stock at an exercise price of $.1626 per share. Mr. Ballard has not exercised any options during the 1996 fiscal year, and at September 30, 1996, the unexercised options held by Mr. Ballard had a determined value of approximately $2,084,145 based upon the closing bid price of $5.25 per share of Common Stock on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. at such date.

/(3)/ Includes $3,213, $4,984, and $6,700 for fiscal years 1996, 1995 and 1994, respectively, representing the value of insurance premiums paid by HOME for Mr. Ballard; $7,942, $8,789, and $11,845 for fiscal years 1996, 1995 and 1994, respectively, representing the cost to HOME of providing and maintaining an automobile and mobile phone for Mr. Ballard; and $873, $611 and $110 for fiscal years 1996, 1995 and 1994, respectively, for country club membership fees paid by HOME for Mr. Ballard.

EXECUTIVE CONTRACTS

     Effective June 21, 1993, HOME entered into a five (5)-year employment agreement with John W. Ballard as President and Chief Executive Officer of HOME ("Ballard Employment Agreement") providing for (i) an annual base salary of $150,000, and (ii) an annual incentive bonus equal to 25% of his base salary if the operating results of HOME exceed certain earnings projections. If earned, the incentive bonus is payable in Common Stock or cash at the election of the employee. Mr. Ballard was granted a restricted stock option for the purchase of 555 shares of HOME common stock vesting over the term of the Ballard Employment Agreement ("Ballard HOME option"). The Ballard HOME option was cancelled and converted into a fully-vested option to purchase 409,668 shares of Company Common Stock at $.1626 per share on August 26, 1994 in connection with the HOME Transaction. Pursuant to the Ballard Employment Agreement, Mr. Ballard also purchased 555 shares of HOME common stock, which were subsequently converted to 409,671 shares of Company Common Stock in connection with the HOME Transaction, in consideration for the $55,500 five (5)-year promissory note of Mr. Ballard, bearing interest at 6% per annum and payable interest only until maturity. In the event that Mr. Ballard is terminated for "cause" (as defined in the Ballard Employment Agreement) he is not entitled to receive any further compensation other than that which is earned prior to the termination date. In the event that Mr. Ballard is terminated by HOME other than for "cause," or in the event that Mr. Ballard terminates the Ballard Employment Agreement for "good reason" (as defined in the Ballard Employment Agreement), then he is entitled to receive all compensation to which he would be entitled during the remaining term of the Ballard Employment Agreement, including his annual base salary of $150,000. Mr. Ballard also serves as Chairman of the Board, President and Chief Executive Officer of the Company for no additional compensation.

     HOME has entered into an employment agreement with Tommy M. Parker who serves as an Executive Vice President of HOME for a term of three (3) years commencing June 1, 1996, that is automatically renewable from year to year unless terminated on 90-days notice ("Parker Employment Agreement"). Mr. Parker is entitled to (i) a base salary of $125,000 for the first year increasing by $25,000 each year for the next two (2) years and thereafter during any renewal term at the discretion of the Board of

Directors, but not less than the base salary of the previous year; (ii) an annual incentive bonus equal to twenty-five percent (25%) of the aggregate bonus pool under an incentive bonus plan to be established by the Board of Directors of HOME based upon the consolidated net income of the Company; (iii) performance bonuses equal to one-half percent (1/2%) of the net proceeds to the Company from its next public offering of securities for cash, and two percent (2%) of net savings to the Company each year of income taxes resulting from tax planning strategies introduced by Mr. Parker, and (iv) a one-time grant of options to purchase 150,000 shares of Common Stock under the Company's 1996 Stock Option Plan. Mr. Parker is also entitled to participate in group health, life insurance and other employee benefit plans, reimbursement of business-related expenses, an automobile allowance of $500.00 per month and mobile telephone, reimbursement for expenses of maintaining his certificate and license with the Texas State Board of Public Accountancy, and a signing or relocation bonus of $5,000 plus moving expenses (and an amount equal to federal income taxes payable on such payments) and closing costs of the purchase of a residence in Austin, Texas.

     HOME has entered into an employment agreement with Michael B. Thimmig, an Executive Vice President of HOME, for a term of one (1) year commencing April 8, 1997, that is automatically renewable for six (6)-month terms unless terminated on 30-days notice. Mr. Thimmig is entitled to (i) a base salary of $150,000 for the first year and thereafter during any renewal term at the discretion of the Compensation Committee of the Board of Directors, but not less than the initial base salary in the absence of cause; (ii) an incentive bonus equal to $25,000 at the end of the first year and the right to participate in an incentive bonus plan to be established by the Board of Directors of HOME; and (iii) a one-time grant of options to purchase 150,000 shares of Common Stock under the Company's 1996 Stock Option Plan. Mr. Thimmig is also entitled to participate in group health, life insurance and other employee benefit plans, reimbursement of business-related expenses, an automobile allowance of $500.00 per month and mobile telephone, reimbursement for dues and expenses of maintaining his membership in the State of Texas and American Bar Associations, and a signing or relocation bonus of $60,000 plus moving expenses (and an amount equal to federal income taxes payable on such payments) and an amount up to $36,000 to cover any deficiency on the expected net proceeds from sale of his Dallas, Texas residence. HOME is also obligated to loan Mr. Thimmig $25,000 for one (1) year bearing interest at its commercial borrowing rate.

     HOME has entered into an employment agreement with Thomas L. Perritte, an Executive Vice President of HOME, for a term of one (1) year commencing July 1, 1997, that is automatically renewable for six (6)-month terms unless terminated on 30-days notice. Mr. Perritte is entitled to (i) a base salary of $200,000 for the first year and thereafter during any renewal term at the discretion of the Compensation Committee of the Board of Directors, but not less than the initial base salary in the absence of cause; (ii) an incentive bonus equal to $50,000 at the end of the first year and the right to participate in an incentive bonus plan to be established by the Board of Directors of HOME; and
(iii) a one-time grant of options to purchase 150,000 shares of Common Stock under the Company's 1996 Stock Option Plan. Mr. Perritte is also entitled to participate in group health, life insurance and other employee benefit plans, reimbursement of business-related expenses, an automobile allowance of $500.00 per month and moving expenses (and an amount equal to federal income taxes payable on such payments) and the sum of $68,000 upon closing of the purchase of a residence in the Austin, Texas area.

     HOME has entered into an employment agreement with Gene V. Morrison, an Executive Vice President of HOME, for a term of one (1) year commencing April 1, 1997, that is automatically renewable for six (6)-month terms unless terminated on 30-days notice. Mr. Morrison is entitled to (i) a base salary of $125,000 for the first year and thereafter during any renewal term at the discretion of the Compensation Committee of the Board of Directors; (ii) and to participate in group health, life insurance and other employee benefit plans and reimbursement of business-related expenses.

401(K) PROFIT SHARING PLAN

     HOME sponsors a 401(k) plan, a savings and investment plan intended to be qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). All employees of HOME (including officers and directors who are employees of HOME) who are at least 20 1/2 years of age may participate in the plan. Participating employees may make pre-tax contributions, subject to limitations under the Code, of a percentage (not to exceed 18%) of their total annual compensation and such amounts (and the investment earnings thereon) will be fully vested at all times. HOME, in its sole discretion, may make matching contributions (the amount, if any, to be determined by its Board of Directors with respect to each year) for the benefit of all participants who make pre-tax contributions, as well as discretionary contributions (in such amounts, if any, as may be determined by the Board of Directors of HOME) for the benefit of all participants regardless of whether they elect to make pre-tax contributions to the 401(k) plan. Any such matching or discretionary contributions (and the investment earnings thereon) will vest 20% after two (2) years of service and an additional 20% per year of service thereafter until fully vested after six (6) years of service, provided that such contributions become 100% vested upon the employee's death, disability or retirement. The plan was inaugurated January 1, 1995, and HOME has not authorized or made any contributions to the plan through December 31, 1996.

1996 STOCK OPTION PLAN

     The HomeCapital Investment Corporation 1996 Stock Option Plan ("Stock Option Plan") was approved by stockholder of the Company in August, 1996, to provide options to purchase up to an aggregate of 500,000 shares of Common Stock as financial incentives to directors, executive officers and other key employees of the Company and HOME. During fiscal 1996 options to purchase an aggregate of 200,000 shares of Common Stock were granted pursuant to the Stock Option Plan, none of which had been exercised at September 30, 1996. The Board of Directors of the Company has approved an amendment to the Stock Option Plan to increase the aggregate shares covered by the plan to 1,000,000. Reference is made to "Approval of Amendment to HomeCapital Investment Corporation 1996 Stock Option Plan" for a description of the amendment to the Stock Option Plan and options granted thereunder.

MANAGEMENT RELATIONSHIPS AND TRANSACTIONS

     In addition to transactions described elsewhere in this Proxy Statement, the following describes certain relationships and related transactions during the last two (2) years or proposed transactions of management and affiliates of management and other principal stockholders with the Company or HOME.
References to the "HOME Transaction" mean the reverse acquisition transaction consummated August 26, 1994 in accordance with the Stock Exchange Agreement, dated June 1, 1994, pursuant to which the stockholders of HomeOwners Mortgage & Equity, Inc., a Delaware corporation ("HOME"), acquired approximately 83% of the outstanding Common Stock of the Company and HOME became a wholly-owned subsidiary of the Company.

Affiliate Relationships. The table below indicates the relationship of certain affiliates of certain directors and officers and other principal stockholders of the Company and HOME referred to in the transactions discussed in this section.

  AFFILIATED RELATIONSHIPS OF CERTAIN DIRECTORS, OFFICERS & AFFILIATES OF THE
                                    COMPANY

                               E. Jeff   Charles R.     Robert R.    Peter A.  Stephen A.  Charles R.
Affiliated Entities             Bomer    Leone, III      Neyland      Pyhrr      Pyhrr     Sutherland
-----------------------------  -------  -------------  ------------  --------  ----------  -----------

Eaglewood Properties I, Ltd                                                                Officer &
("Eaglewood")                                                                              Director of
                                                                                           General
                                                                                           Partner

HCI Equity Partners L.P.                Officer &        Sole Manager
("HCI")                                 Director of a    of a
                                        General          General
                                        Partner          Partner

HCIE, L.L.C. ("HCIE")(1)                                 Sole Manager

JDB Investments, Ltd.      General &
("JDB")                    Limited
                           Partner

PAP Investment, Ltd.                                                 General &
("PAP")                                                              Limited
                                                                     Partner
Penntex Investments, Inc.(1)            Director &
("Penntex")                             Officer

Plaza Realty One Limited                                                                   Officer &
Partnership ("PRO")                                                                        Director of
                                                                                           General
                                                                                           Partner

SDP Investments, Ltd.                                                General &
("SDP")                                                              Limited
                                                                     Partner

_______________________
(1)    A general partner of HCI Equity Partners L.P.

Guaranty of $300,000 Compass Bank Loan. On October 5, 1994, the Company obtained a $300,000 unsecured loan from Compass Bank (formerly Horizon Bank and Trust, SSB, "Bank"), bearing interest at the Bank base rate plus two percent (2%) per annum, requiring monthly payments of principal and interest, and maturing on demand but no later than April 5, 1998. The proceeds of the loan were utilized to repay a loan to HOME by an affiliate of Peter A. Pyhrr. The loan is jointly and severally guaranteed by E. Jeff Bomer, Gary J. Davis, Stephen A. Pyhrr, Peter A. Pyhrr, and John W. Ballard. In addition, Messrs. Bomer, Davis, Peter A. Pyhrr and Stephen A. Pyhrr and their affiliates have pledged personal assets to the Bank to secure the Bank loan to the Company. None of the guarantors will receive any compensation from the Company for their pledge of assets or guarantees.

Conversion of Stockholder Loans into Common Stock of the Company. Effective September 28, 1995, the Company issued 55,239 shares of the Common Stock to each of John W. Ballard, JDB, PAP and SDP and 110,478 shares of Common Stock to Eaglewood in conversion, discharge and payment of an aggregate principal balance of $188,891 and accrued and unpaid interest of approximately $18,250 on six (6) stockholder loan notes held by such stockholders. The conversion price per share of Common Stock was based on the trailing thirty (30) day average bid price for the Company's Common Stock on the OTC Bulletin Board.

$125,000 Director Loan Converted to Series A Preferred Stock. On January 27, 1995, Peter A. Pyhrr loaned $125,000 loan to the Company to enhance its liquidity for operations, bearing interest at prime plus one and one-half percent (1 1/2%) per annum and payable upon demand without security. On June 18, 1996, in connection with the Series A Preferred Stock Placement (herein described), Mr. Peter Pyhrr tendered the $125,000 principal of the loan and was issued 83,333 shares of Series A Preferred Stock of the Company therefor at $1.50 per share.

Conversion of HOME Preferred Stock to Company Common Stock. Pursuant to the terms of a Conversion Rights Exchange Agreement executed as a part of the HOME Transaction holders of outstanding shares of preferred stock of HOME were entitled to convert shares of HOME preferred stock and accrued dividends into shares of Company Common Stock in accordance with the terms of the preferred stock of HOME. Effective January 9, 1995, the holders of all 2,000 outstanding shares of HOME preferred stock converted the preferred stock having a par value of $400,000 and accrued and unpaid dividends of $38,953.41 thereon into an aggregate of 1,619,755 shares of Common Stock of the Company. Various officers, directors and affiliates of the Company received Company Common Stock as a result of the conversion: PAP was issued 437,394 shares, SDP was issued 291,596 shares, E. Jeff Bomer was issued 145,798 shares and PRO was issued 307,796 shares. The balance of the Company Common Stock issued in the transaction was issued to non-affiliates of the Company.

Issuance and Conversion of 2,000 Shares of Company Preferred Stock. On September 28, 1995, the Company issued 2,000 shares of $.01 par value nonvoting preferred stock, bearing a dividend rate of 10% per annum, at a purchase price of $100 per share, of which 500 shares were sold to each of JDB, PAP, SDP and Eaglewood. The preferred stock was redeemable by the Company at par prior to January 16, 1996, and thereafter each share was convertible into 160 shares of Company Common Stock. The $200,000 proceeds from the sale of the preferred stock were utilized by the Company to repay HOME for monies previously advanced by HOME to the Company for expenses of the HOME Transaction and debt service on the Horizon Bank loan to the Company. In meeting the net worth test in accordance with HUD regulations applicable to HOME, intercompany advances such as those from HOME to the Company are not qualified assets. The effect of the sale of the preferred stock and use of the proceeds to repay the HOME advances was a $200,000 increase in HOME's net worth for HUD qualification purposes. Effective April 19, 1996, the holders of all 2,000 outstanding shares of nonvoting preferred stock converted the preferred stock and accrued and unpaid dividends thereon into an aggregate of 337,708 shares of Company Common Stock, with each of JDB, PAP, SDP and Eaglewood receiving 84,427 shares of Company Common Stock.

$200,000 Loan by Stockholders. On January 29, 1996, certain stockholders who are directors, officers and affiliates of the Company made unsecured, non-interest bearing advances to the Company in the aggregate principal amount of $200,000 which were due to be repaid upon demand, including advances in the amount of $100,000 from Peter A. Pyhrr, $25,000 each from E. Jeff Bomer and SDP and $50,000 from Eaglewood. These advances were utilized by the Company to increase the equity capitalization of HOME, so that HOME could achieve the level of capitalization required by FHA to allow HOME to approve new correspondents and dealers, without prior submission to FHA. As a result of the Series A Preferred Stock Placement, the advances by Peter Pyhrr and SDP in the principal amount of $100,000 and $25,000, respectively, were tendered in payment for the issuance of 66,667 shares and 16,667 shares, respectively, of Company Common Stock; and the remaining aggregate $75,000 principal amount of the advances by Mr. Bomer and by Eaglewood were repaid out of the proceeds from sale of shares of Preferred Stock in connection with the Series A Preferred Stock Placement.

Series A Preferred Stock Placement. As of June 18, 1996, the Company sold and issued an aggregate of 1,500,000 shares of its Preferred Stock, Series A, $.01 par value per share, for the purchase price of $1.50 per share or an aggregate gross consideration of $2,250,000, most of which was purchased by certain directors and officers of the Company and HOME, and affiliates of such persons ("Series A Preferred Stock Placement"). An aggregate of 1,000,000 shares of the Preferred Stock was purchased by HCI pursuant to the Preferred Stock Purchase Agreement, dated May 3, 1996, as amended ("HCI Agreement"). Messrs. Charles R. Leone, III and Robert R. Neyland, who are affiliates of the general partners of HCI were elected to the Board of Directors of the Company pursuant to director-election provisions of the HCI Agreement. The HCI Agreement provides that the Board of Directors of the Company will not exceed nine (9) members and that holders of the majority of the shares of Preferred Stock purchased by HCI shall be entitled to designate two (2) nominees to the Company's Board of Directors, as a separate class, as long as at least fifty percent (50%) of the shares of Preferred Stock purchased by HCI remain outstanding. In addition, the HCI Agreement imposes certain covenants upon the Company, including maintenance of the Company's eligibility under the Fannie Mae seller/servicer loan purchase program, maintenance of the Company's FHA insurance for Title I loans (with certain exceptions), compliance with other material contracts and loans, and delivery of annual and periodic reports to holders of the shares of Preferred Stock purchased by HCI, among other things. A total of 150,000 shares of the Preferred Stock was issued to Peter A. Pyhrr in payment and discharge of an aggregate of $225,000 principal amount of loans by Mr. Pyhrr to the Company and an additional 36,495 shares of the Preferred Stock were purchased by or for the benefit of members of Mr. Pyhrr's family. An aggregate of 16,667 shares of Preferred Stock were issued to SDP in payment and discharge of $25,000 principal amount of a loan by SDP to the Company, and an additional 24,833 shares of the Preferred Stock were purchased by members of Mr. Stephen Pyhrr's family. An aggregate of 90,333 shares of the Preferred Stock were purchased by or in behalf of officers and employees of the Company and HOME and members of their families.

     The Preferred Stock has a cumulative annual preferred dividend of $.18 per share, payable quarterly before any distribution to holders of Common Stock, with mandatory payment of dividends required for the first year after issue, and shares of Preferred Stock are convertible at any time into Common Stock at a conversion rate, subject to certain adjustments, of one (1) share of Common Stock for each share of Preferred Stock. The Preferred Stock is redeemable at par plus accrued, unpaid dividends, at the option of the Company, at any time after two (2) years from the date of issuance. Each share of Preferred Stock is entitled to one (1) vote with respect to all matters submitted to a vote of the stockholders of the Company, and holders of Preferred Stock are entitled to vote as a class as provided by law in connection with any amendment to the Articles of Incorporation or Bylaws of the Company or any other corporate action that would adversely affect the holders of Preferred Stock. Shares of Preferred Stock are entitled to a liquidation preference of $1.50 per share, plus any accrued, unpaid dividends, before any distribution to holders of Common Stock upon dissolution of the Company.

     Holders of all shares of Preferred Stock purchased in the Series A Preferred Stock Placement were granted conjunctive or "piggyback" registration rights covering the shares of Common Stock into which the Preferred Stock is convertible after nine (9) months from the date of issuance of the Preferred Stock which rights terminate after three (3) years from the date of issuance of the Preferred Stock. No fees, commissions or other special compensation was paid for placement of the shares in connection with the Series A Preferred Stock Placement. The Company entered into a consulting agreement with representatives of HCI providing for fees aggregating $60,000 over a one (1)-year period, including $20,000 to each of Mr. Neyland, a Director of the Company, and Mr. Leone, a director of HOME and former director of the Company.

Inspection Services Arrangement. Since April, 1994 HOME has engaged HomeSpec of Texas ("HomeSpec"), a proprietorship of David W. Ballard, son of John W. Ballard, to provide or arrange for inspections of home improvement contract work financed by loans funded by HOME. All Title I loans in excess of $7,500 are required by applicable HUD regulations to have a physical inspection of the improvements financed, and HOME currently collects the $75 inspection fee prescribed by HUD with respect to each such loan funded by HOME. HOME has made arrangements with HomeSpec to provide the necessary inspection services, directly or through a network of appraisers or realtors in other locations, for fees that do not exceed $75 for each inspection. In fact, inspection fees by HomeSpec have generally ranged from $35 to $55 per loan depending upon the location, although it may be expected that in connection with direct loans where HOME advances funds prior to commencement of construction, the inspection may require more effort and approach or be equal to the $75 fee collected by HOME. During the fiscal years ended September 30, 1996 and 1995, HOME paid HomeSpec an aggregate of $69,715 and $55,675, respectively, for inspection services. David W. Ballard is a licensed appraiser regularly engaged in making residential appraisals for the City of Austin and Travis County, Texas.

SECURITIES OWNERSHIP BY MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     On August 15, 1997, the Company had 8,226,883 shares of Common Stock and 1,500,000 shares of Preferred Stock outstanding. The following table sets forth certain information as of August 15, 1997, with respect to the shares of the Company's capital stock beneficially owned by (i) each person who, as of August 15, 1997, was known by the Company to own beneficially more than five percent (5%) of any class of its capital stock, (ii) each individual directors, director nominees and certain named executive officers of the Company, and (iii) all directors and executive officers of the Company as a group.

NAME AND ADDRESS                             CLASS          NUMBER          PERCENT/(1)/
----------------                             -----          ------          -------------

DIRECTORS AND CERTAIN EXECUTIVE OFFICERS:

John W. Ballard                              Common       909,368/(2)/         11.05%
6836 Austin Center Blvd.
Suite 280
Austin, Texas 78731

E. Jeff Bomer                                Common     1,074,039/(3)/         13.06%
5929 Balcones Drive
Austin, Texas 78731

Charles R. Leone, III                        Common     1,000,000/(4)/         10.84%
3330 Oakwell Court                           Preferred  1,000,000/(5)/         66.67%
Suite 100
San Antonio, Texas 78218

Larry D. Meyers                              Common         3,333/(6)/            *
504 Cathedral Drive                          Preferred      3,333                 *
Alexandria, Virginia 22314

Robert R. Neyland                            Common     1,000,000/(4)/         10.84%
3330 Oakwell Court                           Preferred  1,000,000/(5)/         66.67%
Suite 100
San Antonio, Texas 78218

Peter A. Pyhrr                               Common     1,593,220/(7)/         19.37%
8719 Diplomacy Row
Dallas, Texas 75247



NAME AND ADDRESS                             CLASS          NUMBER          PERCENT/(1)/
----------------                             -----          ------          -------------
Stephen A. Pyhrr                             Common     1,214,172/(8)/          14.68%
  5926 Balcones Drive                        Preferred     43,335/(9)/           2.89%
 Austin, Texas 78731

Directors and Executive
Officers as a Group
(13 persons)                                 Common     5,877,465/(10)/         60.28%
                                             Preferred  1,063,334/(11)/         70.89%

CERTAIN OTHER BENEFICIAL OWNERS:

Gary J. Davis                               Common       672,101                 8.17%
  713 Main
  Gatesville, Texas 76528

HCI Equity Partners, L.P.                   Common     1,000,000/(4)/           10.84%
  3330 Oakwell Court                        Preferred  1,000,000/(11/           66.67%
  Suite 100
  San Antonio, Texas 78218

Charles R. Sutherland                       Common       660,967/(12)/           8.03%
  3650 Habersham Road #102
  Atlanta, Georgia 30805

EWMW Limited Partnership                    Common       489,300                 5.95%
  2414 Jarratt Avenue
  Austin, Texas 78703


_____________________________
*  Less than 1%.

/(1)/ Based upon 8,226,883 shares of Common Stock and 1,500,000 shares of Preferred Stock outstanding on August 15, 1997, adjusted to include the number of authorized but unissued shares that each beneficial holder has the right to acquire within 60 days pursuant to the exercise of options or conversion of Preferred Stock. No shares were held, beneficially or of record, by Messrs. J. Rolfe Johnson and Walter W. Stoepplewerth.

/(2)/ Includes 498,700 shares held by the John W. and Jeannie G. Ballard Family
      Partnership of which John W. Ballard is general partner; and 409,668 shares issuable upon exercise of options.

/(3)/ Includes 924,757 shares held by JDB and 149,282 shares held as community property by E. Jeff Bomer and wife, Donna Bomer.

/(4)/ Includes 1,000,000 indirect shares of Common Stock issuable upon conversion of 1,000,000 shares of Preferred Stock held by HCI.

/(5)/ Includes 1,000,000 indirect shares of Preferred Stock held by HCI, of which Messrs. Leone and Neyland disclaim beneficial interest.

/(6)/ Includes 3,333 shares of Common Stock issuable upon conversion of 3,333 shares of Preferred Stock.

/(7)/ Includes 1,593,220 shares held by PAP.

/(8)/ Includes 1,187,504 shares held of record or beneficially by SDP, of which 16,667 shares are issuable upon conversion of Preferred Stock held by SDP; and 26,668 indirect shares issuable upon conversion of 13,334 shares of Preferred Stock held by each of The Heather D. La Rue Irrevocable Trust and The Steven D. La Rue Irrevocable, Trust (collectively, the "La Rue Trusts"), of which Stephen Pyhrr is trustee and disclaims beneficial interest.

/(9)/ Includes 16,667 shares of Preferred Stock held by SDP and an aggregate of 26,668 indirect shares of Preferred Stock held by the La Rue Trusts.

/(10)/ Includes 459,668 shares issuable upon conversion of options and 1,063,334 shares issuable upon conversion of Preferred Stock, of which beneficial interest as to 1,026,668 indirect shares is disclaimed. Shares beneficially owned by two (2) or more persons have been attributed to only one (1) of such persons.

/(11)/ Shares held by HCI may be deemed to be held by its general and limited partners as a group.

/(12)/ Includes 362,171 indirect shares held by Eaglewood and 298,796 shares indirectly held by PRO, with respect to all of which Mr. Sutherland disclaims beneficial interest.


     Under the regulations of the Securities and Exchange Commission, shares are deemed to be "beneficially owned" by a person if such person, directly or indirectly, has or shares the power to vote or dispose of the shares, whether or not such person has any pecuniary interest in such shares, or if such person has the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire such power through the exercise of any option, warrant or rights under convertible shares. Each of the persons named above disclaims that such person is the beneficial owner of any shares not held of record by such person or in which such person has no pecuniary interest and which have been attributed to such person indirectly or by virtue of any right to acquire such shares or any rights with respect thereto. Shares indicated as beneficially owned by individuals include those owned by their immediate families or held by them or their families in family trusts or partnerships. Shares indicated as indirectly owned include shares owned by corporations, partnerships or other entities in which the named individuals are officers, directors, managers or general partners, even though such person may not hold a financial interest in the shares indicated, and which interest may be disclaimed.

     Mr. Johnson is the designated proxy covering an aggregate of 392,443 shares of Common Stock under an irrevocable voting agreement. However, the shares subject to the voting agreement must be voted in the manner and proportion as shares held by stockholders who are neither officers, directors nor affiliates of the Company are voted in each matter submitted to a vote of stockholder, and Mr. Johnson is not permitted to exercise discretion in voting such shares. Accordingly, such shares are not deemed beneficially owned by Mr. Johnson, and Mr. Johnson disclaims any beneficial interest therein.

     The Company is unaware of any arrangements the operation of which may at a subsequent date result in a change of control of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own beneficially ten percent (10%) or more of a registered class of the Company's voting stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc., and to furnish copies of all such
Section 16(a) reports to the Company. Based solely on a review of copies of such forms furnished to the Company, or written representations that no forms were required, the Company believes that all persons known to the Company to be subject to the reporting requirements have timely filed the required reports pursuant to Section 16(a) with the Sec, except as follows:

     Each of John W. Ballard, JDB, SDP and PAP filed a report in October 1995 (for the month of September 1995) reporting the purchase of 48,241 shares of Common Stock of the Company; whereas, in fact, each should have reported only the right to acquire such shares. Pursuant to such rights, each such person acquired an aggregate of only 15,091 shares over the next three months, and the rights to acquire the remaining shares were terminated without being exercised. As a result, each of such persons failed to file three monthly reports to reflect the purchase transactions.

CERTAIN LEGAL PROCEEDINGS

     Tommy M. Parker, an Executive Vice President of HOME, was an officer, director and shareholder of Mississippi Savings Bank of Batesville, Mississippi, at the time that it failed and was placed in receivership by the Resolution Trust Corporation ("RTC") in 1990. The RTC and the Office of Thrift Supervision ("OTS") alleged that Mr. Parker and other principals of the bank received excessive compensation, improper shareholder distributions and engaged in imprudent lending and management practices in light of the financial condition of the bank. Subsequent administrative and judicial proceedings, to the extent that they involved Mr. Parker, were resolved in October 1992 pursuant to a Compromise Settlement Agreement and Release with the RTC and a Stipulation and Consent with the OTS. Mr. Parker entered into the settlement and consent to avoid the time and expense of enforcement proceedings and litigation and neither admitted nor denied the allegations of the RTC and the OTS. Among other things, the joint settlement provided that, in consideration of discharge of certain obligations of Mr. Parker to the bank, Mr. Parker was required to make a monetary payment to the RTC and convey to the RTC or its nominees an undivided interest in certain non-cash or "in-kind" dividends received by Mr. Parker as a shareholder of the bank. In addition, Mr. Parker agreed that he would not, without regulatory consent, participate in the conduct of the affairs or distribution of securities of a federally insured depository institution.


          APPROVAL OF AMENDMENT TO HOMECAPITAL INVESTMENT CORPORATION
                             1996 STOCK OPTION PLAN

THE STOCK OPTION PLAN

     The Board of Directors of the Company strongly believes that the growth of the Company depends upon the efforts of its officers and key employees and that officers and key employees are best motivated if they own an equity interest in the Company. In accordance with this philosophy, the HomeCapital Investment Corporation 1996 Stock Option Plan ("Stock Option Plan") was adopted by the Board of Directors and approved by stockholders of the Company in 1996. Directors, officers and key employees of the Company or HOME who have or are expected to have a significant and lasting impact on the long-term strategy and success of the Company are eligible to receive incentive stock options and non-qualified stock options under the Stock Option Plan when granted by the stock option committee. To date, incentive stock options covering an aggregate of 480,000 shares have been granted and are outstanding to eleven (11) officers and key employees of the Company.

THE PROPOSED AMENDMENT

     The Stock Option Plan provides that up to 500,000 shares of Common Stock may be issued upon exercise of options granted under the Stock Option Plan, subject to adjustment to reflect stock splits, stock dividends and similar capital stock transactions. As a result of options granted to officers and key employees of the Company and there remain only 20,000 shares of Common Stock the subject to the grant of further options under the Stock Option Plan. Accordingly, the Board of Directors of the Company has adopted, subject to approval of the stockholders of the Company, an amendment to the Stock Option Plan to increase from 500,000 to 1,000,000 the number of shares of Common Stock that may be issued upon exercise of options granted under the Stock Option Plan (the "Plan Amendment").

     The Company believes that the growth and loan production, revenues and earnings that it has experienced over the last fiscal year is attributed, in part, to the ownership or prospect of ownership of equity in the Company by key personnel. Moreover, the industry in which the Company operates is highly competitive and the demand for extraordinary effort and loyalty by employees is great. The Board of Directors considers that making additional shares available under the Stock Option Plan will provide continued incentives for motivation of employees to exceptional performance. Therefore, the Board of Directors urges stockholders to approve the Plan Amendment at the Annual Meeting.

TERMS OF THE STOCK OPTION PLAN

Administration. The Stock Option Plan is administered by a committee of non-employee directors of the Company appointed by the Company's Board (the "Stock Option Committee"). The constituency of the Stock Option Committee and the grant of options are intended to qualify under Rule 16b-3 if the Securities Exchange Act of 1934, as amended. The Stock Option Committee has the authority to interpret the Stock Option Plan; to determine the terms and conditions of options granted under the Stock Option Plan ("Options"); to prescribe, amend and rescind the rules and regulations of the Stock Option Plan; and to make all other determinations necessary or advisable for the administration of the Stock Option Plan. Options may be granted under the Stock Option Plan until March 21, 2006.

Options. Options granted under the Stock Option Plan may be incentive stock options, which are intended to qualify under the provisions of Section 422 of the Internal Revenue Code ("Incentive Options"), or non-qualified stock options, which do not so qualify ("Non-qualified Options"). The Stock Option Committee selects the eligible persons to whom Options will be granted and determines the dates, amounts, exercise prices, vesting periods and other relevant terms of the Options, provided that the exercise price for each Option that is to be an Incentive Option is determined by the Stock Option Committee at a price per share not less than the fair market value of Common Stock on the date of grant. The aggregate fair market value (determined at the time of grant) of the stock underlying Incentive Options that become exercisable in any calendar year may not exceed $100,000; Options in excess of this limit are treated as Non-qualified Options. Options granted under the Stock Option Plan are generally not transferable during the life of the optionee.

Vesting and Exercise. Options granted under the Stock Option Plan vest and become exercisable as determined by the Stock Option Committee in its discretion. Options granted under the Stock Option Plan may be exercised at any time after they vest and before the expiration date determined by the Stock Option Committee, provided that no Option may be exercised more than ten (10) years after its grant (five years after grant in the case of Options granted to persons owning beneficially ten percent or more of the capital stock of the Company). Furthermore, in the absence of a specific agreement to the contrary, Options will generally terminate immediately upon termination of the recipient's employment with the Company for just cause, or twelve (12) months after death or permanent disability, or three (3) months after termination of employment for any other reason.

Effect of Reorganization or Changes in Control of the Company. If the Company consummates any reorganization or merger or consolidation, each outstanding Option will, upon exercise, entitle the optionee to receive the same consideration received by holders of Common Stock in such reorganization or merger or consolidation, with appropriate exercise price adjustments. In case of certain changes in control of the Company, any Options specified at any time by the Stock Option Committee or the Board in its discretion shall vest and become exercisable. In addition, in case of certain changes in control involving the liquidation of the Company, the disposition of substantially all of the Company's assets, or certain reorganizations or mergers or consolidations of the Company, all outstanding Options will automatically vest and become exercisable, if and to the extent that such Options are not, in connection with the change in control, to be cashed-out at full value, continued by the Company as the surviving corporation, assumed by the successor corporation or parent thereof, or replaced with comparable options or other compensation programs.

Restrictions on Transfer of Option Shares. Shares of Common Stock purchased upon the exercise of Options under the Stock Option Plan generally may not be sold until a date that is two (2) years from the date the Option was granted or one (1) year from the date the shares were purchased, whichever is later. Moreover, the shares of Common Stock subject to Options under the Stock Option Plan have not been registered under applicable federal and state securities laws, and the Company is under no obligation to do so. Accordingly, in the absence of such registration or qualification, such shares of Common Stock may only be sold or transferred in accordance with exemptions from registration under applicable securities laws.

Amendments. The Board of Directors of the Company may further amend, modify or terminate the Stock Option Plan at any time without adversely affecting any Option granted under the Stock Option Plan and provided that, without the approval of stockholders of the Company, no action by the Board of Directors shall increase the total number of shares eligible to be issued under the Stock Option Plan, change the class of individuals eligible to receive Options, change the provisions regarding determination of the exercise price, extend the period during which Options may be granted or the maximum period after the date of grant of Options during which Options may be exercised, or otherwise materially increase the cost of the Stock Option Plan or materially increase the benefits to participants under the Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Under existing federal income tax provisions, a participant who receives Options under the Stock Option Plan that are subject to restrictions that create a "substantial risk of forfeiture" (within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code")) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year such Option is granted.

     An employee generally will not recognize any income upon the exercise of an Incentive Option, but the excess of the fair market value of the shares at the time of exercise over the exercise price will be an item of tax preference, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Code. An employee will recognize capital gain or loss on the sale or exchange of Common Stock acquired pursuant to the exercise of an Incentive Option provided the employee does not dispose of such shares within two (2) years from the date of grant and one (1) year from the date of exercise of the Incentive Option ("the required holding periods"). An employee disposing of such shares before the expiration of the required holding periods will recognize ordinary income generally equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The remaining gain, if any, will be capital gain. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an Incentive Option, except where the employee disposes of Common Stock before the expiration of the required holding period.

     When a Non-Qualified Option is exercised, the participant will realize ordinary income measured by the difference between the aggregate exercise price of the Option and the aggregate fair market value of the shares of Common Stock on the exercise date and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction in the year the Option is exercised equal to the amount the participant is required to treat as ordinary income.

     If, upon a change in control of the Company, any Options that are not yet exercisable become exercisable ("Accelerated Options"), any excess of the fair market value on the date of the change in control of the shares issuable upon exercise of the Accelerated Options on such date over and above the purchase price of such shares, may be characterized as Parachute Payments (within the meaning of Section 280G of the Code), if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three (3) times the "Base Amount" for such employee. The Base Amount generally is the average of the annual compensation of such employee for the five (5) years preceding such change in ownership or control. An Excess Parachute Payment, with respect to any employee, is the excess of the Parachute Payments to such person, in the aggregate, over and above such person's Base Amount. If the amounts received by an employee upon a change in control are characterized as Parachute Payments, such employee will be subject to a 20% excise tax on the Excess Parachute Payment, and the Company will be denied any deduction with respect to such Excess Parachute Payment.

     This summary of federal income tax consequences of the Options that may be awarded through the Stock Option Plan does not purport to be complete. In addition to federal tax consequences, there may be state and local income tax consequences applicable to Options acquired through the Stock Option Plan.

OPTION GRANT TABLE

     The following table provides information about Options granted pursuant to the Stock Option Plan since inception to certain executive officers and employees of the Company.

                                                            Shares of
                                                            Common
                                                            Stock
                                                            Underlying
                                                            Options       Exercise   Expiration
Name                                             Position   Granted/(1)/  Price       Date
-----------------------------------------------  ---------  ------------  ---------- ----------
John W. Ballard                                  President   167,500       $ 5.625    10/01/06
                                                              27,500       $11.000    03/31/07

All Executive Officers as a Group (3 persons)                395,000       $ 5.521/(2)/   /(3)/

Other Employees as a Group (7 persons)                        85,000       $ 4.772/(2)/   /(3)/


_________________
/(1)/ Options become exercisable in five equal annual installments beginning on the first anniversary of the date of grant, except that options to purchase 150,000 shares of Common Stock granted to an executive officer become exercisable in three (3) equal installments beginning on the first anniversary of the date of grant.

/(2)/ Reflects the weighted exercise price ranging from $3.50 to $11.00 per share.

/(3)/ Expiring variously from June 1, 2006 through June 1, 2007.

     The persons or class of persons to whom Options may be granted in the future or the number of shares or the exercise price thereof under the Stock Option Plan has not yet been determined.

VOTE REQUIRED

     The affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting is required for approval of the Plan Amendment to the Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PLAN AMENDMENT OF THE STOCK OPTION PLAN.

     Stockholders receiving this Proxy Statement may obtain a copy of the Stock Option Plan, as amended, from the principal office of the Company by directing a request to: Ms. Anna Walker, Assistant Secretary, HomeCapital Investment Corporation, 6836 Austin Center Boulevard, Suite 280, Austin, Texas 87831, Telephone (512) 343-8911, Telefax (512) 795-9815.


              APPROVAL OF NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

     The Board of Directors of the Company has adopted, subject to approval of the stockholders of the Company, a non-employee director compensation plan (the "Director Plan"). If approved by stockholders, the Director Plan will become effective immediately following the Annual Meeting. A copy of the Director Plan is attached as Exhibit A hereto.

THE DIRECTOR PLAN

     The Director Plan provides cash compensation and options to purchase Common Stock of the Company for persons who serve as members of the Board of Directors of either or both of the Company and HOME ("Directors") and who are not otherwise employed by the Company or HOME ("Participants"). The Director Plan provides for an annual retainer of $10,000 payable each year immediately following the annual election of a Participant as a Director, or upon the initial election of the Participant as a Director, if not at an annual meeting of stockholders. Participants will also receive a fee of $1,000 and reimbursement for accountable expenses in connection with each meeting of the board of directors attended.

     The Director Plan also provides for the granting of non-qualified stock options to each Participant. The Director Plan authorizes the issuance of options to purchase 15,000 shares of Common Stock of the Company to each Participant as of the date of election to the Board of Directors and an annual award of options to purchase 3,000 shares of Common Stock immediately following the election of each Participant as a Director on the date of the annual meeting of stockholders.

     Options granted under the Director Plan have an exercise price equal to the fair market value of the Common Stock on the date that the options are granted. The Director Plan contains provisions for adjustment of the number of shares available for options and subject to unexercised options under the Director Plan in the event of stock splits, dividends payable in Common Stock, business combinations or certain other events. The Board of Directors has initially reserved up to 250,000 shares of Common Stock for issuance under the Director Plan.

     Each option granted under the Director Plan is exercisable as to 20% of the shares subject to the option each year for five (5) consecutive years following the date of grant. Unexercised options shall expire ten (10) years after the date of grant, and within 180 days after termination of service as a Director, disability or death of the Participant.

REASON AND EFFECT OF THE DIRECTOR PLAN

     The Board of Directors unanimously determined that the establishment of a non-employee director compensation plan is essential to the ability of the Company to secure and maintain non-employee directors and to encourage non-employee directors to devote the essential time and dedication, and assume the responsibilities, of Directors of the Company and its operating subsidiary. The Board of Directors believes that the Director Plan is suitable to the size and resources of the Company in comparison to other public companies.

     In consideration of the compensation to Participants pursuant to the Director Plan, the Company receives the benefit of the services provided by each Participant to the Company. As of the date hereof, there are five (5) eligible Participants, each of whom voted in favor of the Director Plan and would directly benefit from the Director Plan.

TAX EFFECT

     Cash compensation under the Director Plan to Participants will constitute ordinary income to the Participant when paid and, subject to Section 162 of the Code, the Company will be entitled to a corresponding deduction for compensation.

     A Participant will not recognize any income and the Company will not be entitled to a deduction upon the grant of options under the Director Plan. Upon the exercise of an option, the Participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the Common Stock acquired over the exercise price of the option. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant. Any additional gain or loss realized by the Participant on disposition of the shares of Common Stock will generally be a capital gain or loss to the Participant and will not result in an additional tax deduction to the Company.

VOTE REQUIRED

     The affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting is required for approval of the Director Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS APPROVE AND VOTE FOR THE NON-EMPLOYEE DIRECTOR COMPENSATION PLAN.


               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

AMENDMENTS TO NEVADA LAW

     Subsequent to the formation of the Company, amendments to the Nevada Revised Statutes (the "Act") in 1987, 1991 and 1993 permit a Nevada corporation to include in its articles of incorporation a provision eliminating the personal liability of directors and officers to the corporation and its stockholders for monetary damages for violations of fiduciary duty under certain circumstances. The Act does not affect the liability of directors and officers for (i) acts or omissions which involve intentional misconduct, fraud or knowing violations of law, or (ii) paying illegal dividends. The Act affects only the potential liability of directors for monetary damages, and does not permit the elimination or limitation of the availability of equitable remedies, such as an injunction or rescission, for violations of fiduciary duty. See "Description and Effect of Articles Amendment." The Act represents a legislative response to changes in the market for directors and officers liability insurance, including sharp increases in premiums and in some cases the unavailability of traditional coverage. The availability of liability insurance is a relatively standard condition of employment of officers and the appointment of directors unaffiliated with the management of corporations, and in some cases directors of certain corporations have resigned when such coverage became unavailable. In other cases, the absence of available insurance may deter directors from making entrepreneurial decisions. This situation was perceived as a threat to the quality and stability of the governance of Nevada corporations. The revisions to the Act were intended to allow Nevada corporations to provide substitute protection for directors and to limit personal liability under certain circumstances.

THE ARTICLES AMENDMENT TO THE ARTICLES OF INCORPORATION

     The Board of Directors of the Company has unanimously approved an amendment to the Articles of Incorporation of the Company (the "Articles Amendment") eliminating the personal monetary liability of directors as permitted by the Act and has recommended to the stockholders approval of the Articles Amendment. The proposed Articles Amendment, which would add a new Article Thirteenth to the Articles of Incorporation of the Company, is set forth in full as Exhibit B to this Proxy Statement. Approval of the Articles Amendment by stockholders requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting.

DESCRIPTION AND EFFECT OF ARTICLES AMENDMENT

     The proposed Articles Amendment is intended to eliminate or limit the personal liability of directors and officers to the full extent currently or hereafter permitted by Nevada law. The Act authorizes a charter provision which would relieve directors and officers of personal liability, but is not effective unless such a provision is adopted by stockholders or included in the articles of incorporation of a newly organized Nevada corporation.

     If the Articles Amendment is adopted, the Company or a stockholder will not be able to prosecute an action for monetary damages against a director or officer for negligence or gross negligence in satisfying his fiduciary duty. Actions for monetary damages may be brought if there can be shown that the director or officer engaged in intentional misconduct, fraud or a knowing violation of law, or approved or participated in an illegal dividend. The Articles Amendment will not preclude the Company or a stockholder from seeking an injunction, rescission or other non-monetary relief in the event of a breach of fiduciary duty by a director or officer. In addition, the Articles Amendment applies only to claims against a director or officer in his or her capacity as such, and not to any claims arising out of his or her role in any other capacity. Further, the Articles Amendment will not apply to acts or omissions of directors or officers occurring prior to the time of adoption. The proposed Articles Amendment does not have any affect on the remedies of stockholders under federal securities laws. No suits are currently pending, or to the knowledge of the Company, threatened against its directors or officers alleging a violation of their fiduciary duty to the Company or its stockholders.

     The Articles Amendment has not been proposed as an anti-takeover provision and the Company is not aware of any attempt by a third party to acquire control of the Company. However, it could have an indirect affect on such an attempt to acquire control through a tender offer or merger by theoretically increasing the flexibility of the Board of Directors and officers to respond to such an attempt. The Company believes any such impact of the Articles Amendment would be slight, since the Articles Amendment does not limit the availability of equitable remedies, such as an injunction, or damages for intentional misconduct by a director or officer.

     Although members of the Board of Directors have a personal interest in approval of the Articles Amendment, the Board of Directors strongly believes the Articles Amendment to be in the best interests of the Company and its stockholders. The Company is currently seeking directors and officers liability insurance and anticipates that the availability of such insurance at affordable rates will be dependent, in part, on adoption of the Articles Amendment. While the existing members of the Board of Directors and officers have not indicated an intention to resign if the Articles Amendment is not approved, the Company believes the approval of the Articles Amendment is important to its ability to recruit and retain competent directors and officers. In addition, the Company believes effective functioning of the Board of Directors and officers is impaired if directors and officers are not assured of the traditional protection against lawsuits that challenge the prudence of good faith business judgments.

VOTE REQUIRED

     The affirmative vote of a majority of voting shares entitled to vote at the Annual Meeting is required for approval of the Articles Amendment to the Articles of Incorporation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ARTICLES AMENDMENT TO THE ARTICLES OF INCORPORATION.


                        APPROVAL OF AMENDMENT TO BY-LAWS

     The proposed amendment to the By-laws of the Company provides a new Section 2 to ARTICLE XII of the By-laws relating to the indemnification of directors, officers and other agents of the Company and its subsidiaries against costs and expenses of litigation in which they may become involved by reason of their association with the Company or its subsidiaries ("By-law Amendment"). The text of the By-law Amendment is set forth as Exhibit C hereto. The By-law Amendment, with brief explanations, is summarized below:

INDEMNIFICATION

     The extent of liabilities that may, in some circumstances, be incurred by directors and officers of the Company can be of a magnitude to discourage careful and prudent persons from serving in such capacities. This is of particular moment in the case of growing companies undertaking diversified operations and is magnified by increasing complexity of laws and regulations applicable to business. The amount of such liabilities, or counsel fees and other expenses of defending against liabilities, may well be out of proportion to the remuneration received by directors and officers, despite the fact that they may have acted in good faith and in what they reasonably believed to be the Company's best interests.

     Many of the same considerations that recommend the Articles Amendment also apply to the By-law Amendment. See "Approval of Amendment to Articles of Incorporation" above.

     The Company has heretofore provided no indemnification for its directors and officers. In 1987 Nevada Law was amended to provide, among other things, that such persons may be afforded indemnification by an appropriate Bylaw provision approved by the stockholders.

     The proposed By-law Amendment emanates from such change in Nevada Law and follows the general pattern of indemnification adopted in recent years by numerous other corporations. It prescribes as the standard of conduct which entitles a director or officer to indemnification that such person, in respect of the matter in issue, shall have acted in good faith and in the manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, acted without reasonable cause to believe his conduct was unlawful. No indemnification can be provided under the By-law Amendment to any person in any action or suite by or on behalf of the Company who has been held liable for gross negligence or willful misconduct in the performance of his duty to the Company. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person did not meet the applicable standard of conduct.

     The By-law Amendment applies to actions, suits or proceedings, including civil, criminal, administrative or investigative. Subject to the required standard of conduct, the By-law Amendment covers all expenses incurred, including attorneys' fees, as well as judgments, fines and amounts paid in settlement, except that amounts paid for judgments or fines in suits by or in behalf of the Company may not be indemnified. The coverage extends to all actions, suits or proceedings threatened, pending or contemplated in which any person may become involved by reason of being or having been a director or officer of the Company, or by reason of serving at the request of the Company as a director or officer of another corporation, partnership, joint venture or other enterprise. If wholly successful on the merits or otherwise, such person is entitled to indemnification as of right. Any indemnification, unless ordered by a court, shall be made only upon a determination that such person has met the applicable standard of conduct entitling him to indemnification. Such determination is to be made by a majority vote of a quorum of the Board of Directors consisting of directors who are not parties to the action, suit or proceedings, or by written opinion of independent legal counsel or by the stockholders.

     Under the By-law Amendment, expenses incurred with respect to an action, suit or proceeding may be advanced by the Company prior to final disposition of the matter upon an undertaking of the director or officer to repay such amount if it is ultimately determined that he is not entitled to indemnification.

     The By-law Amendment applies to actions, suits and proceedings commenced prior to or after its adoption. There is not now pending any known action, suit, or proceeding involving any of the Company's directors or officers to which the By-law Amendment would be applicable, and the Company has not been notified of any such action, suit or proceeding intended to be brought.

     The By-law Amendment further provides that its provisions are not exclusive of further rights to which a director or officer may be entitled under any bylaw, agreement or vote of stockholders or disinterested directors or otherwise, and shall continue as to a person who has ceased to be a director or officer of the Company.

     The By-law Amendment further provides that the Board of Directors may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Company or who is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him while so serving, whether or not the Company would have the power to indemnify him against such liability under the other provisions of the By-law Amendment. The Company is seeking but presently has no such insurance in force.

     The management of the Company has recommended the proposed By-law Amendment as being in the best interests of the Company and its stockholders, in that it will provide a modern indemnification plan designed to afford, within proper limits, appropriate motivation to able executive personnel to remain and in the future to become associated with the Company.

VOTE REQUIRED

     The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, will be required for approval of the By-law Amendment.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS APPROVE AND VOTE FOR THE BY-LAW AMENDMENT. In the opinion of management, the approval of the By-law Amendment is in the best interests of the Company and its stockholders. It is intended that the shares represented by properly executed proxies will be voted, in the absence of contrary indication, in favor of the proposed By-law Amendment.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has appointed Coopers & Lybrand L.L.P. as the Company's independent accountants for the current fiscal year, subject to ratification by stockholders of the Company at the Annual Meeting. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting, will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS RATIFICATION OF COOPERS & LYBRAND, L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY.


                                 OTHER MATTERS

     The Company does not know of any matters to be presented at the Annual Meeting other than those described herein. However, if any other matters properly come before the Annual Meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

STOCKHOLDER PROPOSALS

     Eligible stockholders who desire to present a proposal qualified for inclusion in the proxy materials relating to the 1998 Annual Meeting of the Company must forward the proposal in writing to the Secretary of the Company at the principal office of the Company not later than May 28, 1998.

     The Annual Report to Stockholders of the Company for the fiscal year ended September 30, 1996 is being mailed with this proxy statement to stockholders entitled to vote at the Annual Meeting. A copy of the Company's Annual Report, as amended, on Form 10-KSB/A for its fiscal year ended September 30, 1996, as filed with the Securities and Exchange Commission, is included in the Annual Report to Stockholders of the Company and will be furnished without charge to any stockholder upon written request to HomeCapital Investment Corporation, 6836 Austin Center Blvd., Suite 280, Austin, Texas 78731, Attn: Investor Relations.



                              BY ORDER OF THE BOARD OF DIRECTORS



                              E. JEFF BOMER
                              SECRETARY

AUSTIN, TEXAS
SEPTEMBER 3, 1997

                                   EXHIBIT A

                      HOMECAPITAL INVESTMENT CORPORATION
                    NON-EMPLOYEE DIRECTOR COMPENSATION PLAN


     1. PURPOSE. This compensation plan to be known as the HomeCapital Investment Corporation Non-Employee Director Compensation Plan (hereinafter, this "Plan") is intended to promote the interests of HomeCapital Investment Corporation (hereinafter, the "Company") and its wholly-owned subsidiary, HomeOwners Mortgage & Equity, Inc. ("Home"), by providing a cash inducement to obtain and retain the services of qualified persons who are neither employees nor officers to serve as members of the Board of Directors of either or both of the Company and Home. The Plan also contains provisions for the granting of options to the non-employee directors. The options granted pursuant hereto are intended by the Company and the optionees to be nonstatutory stock options and will not qualify for any special tax benefits to the optionees. The Plan is intended to qualify under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in order to be exempt from the requirements of Section 16(b) of the Exchange Act.

     2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:

     "Annual Retainer" means the annual dollar amount, designated from time to time by the Board, payable monthly in arrears to each Participant for services as a Director. The initial Annual Retainer is $10,000.

     "Board" means the Board of Directors of the Company, as constituted from time to time.

     "Code" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

     "Committee" means the Board or a committee appointed by the Board from time to time to exercise the power set forth in Sections 5.1 and 5.2 herein.

     "Common Stock" means the Common Stock, par value $.01 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

     "Company" means HomeCapital Investment Corporation, a Nevada corporation, or any successor company.

     "Director" means a member of the Board of Directors of either or both of the Company and Home.

     "Director Fee" means the sum of the Annual Retainer and the Meeting Fees.

     "Effective Date" means the date on which this Plan is approved by the stockholders of the Company.

     "Exchange Act" means the Securities Exchange of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

     "Fair Market Value" means on, or with respect to, any given date, the closing price of the Common Stock on such date (or, if the Common Stock was not traded on such date, then the next preceding day on which the Common Stock was traded) as reported on the NASDAQ composite tape or, if the Common Stock is not traded on such exchange, as reported on any other national securities exchange on which the Common Stock may be traded.

     "Home" means HomeOwners Mortgage & Equity, Inc., a Delaware corporation.

     "Meeting Fee" means the fee payable to each Participant for attending each meeting of the Board of Directors of either or both of the Company and Home, or committee thereof on which the Participant then serves, designated from time to time by the Board. The initial Meeting Fee is $1,000 and may be changed by resolution of the Board from time to time in its discretion.

     "Participant" means a Director who is neither an officer or employee of the Company or any subsidiary of the Company.

     "Plan" means this HomeCapital Investment Corporation Non-Employee Director Compensation Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

     "Stock Option" means an option granted under Section 6 of the Plan.

     "Stock Option Agreement" means an agreement executed by a Participant pursuant to Section 11 of the Plan in connection with the granting of a Stock Option pursuant to Section 6 of the Plan.

     3. TERM OF PLAN. This Plan shall become effective as of the Effective Date and shall continue in effect through December 31, 2007 unless earlier terminated.

     4. AVAILABLE SHARES. The total number of shares of Common Stock for which Stock Options may be granted under this Plan shall not exceed 250,000 shares, subject to adjustment in accordance with Section 10 of the Plan. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan. No fractional shares of Common Stock shall be issued under the Plan, unless the Committee determines otherwise. For the purpose of computing the maximum number of shares of Common Stock available for Stock Options under the Plan, there shall be counted against the limitations set forth above the maximum number of shares of Common Stock potentially subject to issuance upon exercise of Stock Options granted under the Plan determined as of the date on which such Stock Options are granted. If any Stock Options expire unexercised or are otherwise forfeited, surrendered, canceled, or terminated, the shares of common Stock which were theretofore subject (or potentially subject) to such Stock Options shall again be available under the Plan to the extent of such expiration, forfeiture, surrender, cancellation or termination.

     5.  ADMINISTRATION.

         5.1 The Committee. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two of the then members of the Board who qualify to administer the Plan in a manner so that Stock Options granted under the Plan will qualify under Rule 16b-3 of the Exchange Act. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

         5.2 Plan Administration and Plan Rules. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan, in each case consistent with the terms of the Plan, including, without limitation, (i) granting Stock Options pursuant to the terms of the Plan in such consistent form as the Committee shall determine, (ii) imposing such restrictions, terms and conditions upon such Stock Options as the Committee shall deem appropriate, and (iii) correcting any technical defect or technical omission or reconciling any technical inconsistency between the Plan and/or any Stock Option Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to selection for participation in the Plan and/or the granting of any Stock Options to Participants. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants.

         5.3 Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Stock Option Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

     6.  AUTOMATIC STOCK OPTION GRANT.

         6.1  Stock Option Grant.

              (a) Initial Stock Options. Upon the Effective Date of the Plan, Stock Options to purchase 15,000 shares of the Common Stock of the Company shall automatically be granted to each Participant who has not already otherwise received Stock Options to purchase 15,000 shares of Common Stock of the Company in connection with such Participant's agreement to serve as a Director of the Company ("Initial Stock Options"). Initial Stock Options shall also automatically be granted to each individual who becomes a Participant after the Effective Date of the Plan upon the election of such individual as Director of the Company.

              (b) Annual Stock Options. An annual award of Stock Options to purchase 3,000 shares of Common Stock shall be automatically granted to each Participant who is reelected to serve as a Director immediately following the election of such Participant at the annual meeting of stockholders of the Company and Home, respectively ("Annual Stock Options").

              (c) Allocation of Remaining Shares. In the event that there are not sufficient shares available under the Plan to allow for the grant to a Participant of a Stock Option provided for above, such Participant shall be granted a Stock Option to purchase the remaining shares that are reserved under the Plan. If two or more Participants are entitled to grants of Stock Options hereunder under such circumstances, then such Participants shall receive grants of Stock Options to purchase shares of Common Stock equal to their pro rata share of the total number of shares of Common Stock remaining and available under the Plan. The Stock Options may be granted under the Plan in such form as the Committee may from time to time approve with such terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Stock Option Agreement.

         6.2 Exercise Price. The exercise price per share of Common Stock subject to an Initial Stock Option granted pursuant to this Section 6 of this Plan shall be 100% of the Fair Market Value of such shares upon the later to occur of (i) the Effective Date, and (ii) the date of initial election of the Participant as a Director. The exercise price per share of Common Stock subject to Annual Stock Options granted pursuant to this Section 6 shall be 100% of the Fair Market Value of such shares upon the date of reelection of the Participant as a Director. The exercise price will be subject to adjustment in accordance with the provisions of Section 10 of this Plan.

         6.3 Term. Unless soon terminated in accordance with the provisions of this Plan or pursuant to the terms of the Stock Option Agreement, a Stock Option granted hereunder shall expire on a date which is ten (10) years after the date of grant of the Stock Option.

         6.4 Exercise. Subject to the terms and conditions of this Plan and the Stock Option Agreement, a Stock Option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to the Secretary of the Company, at its principal executive offices, stating the number of shares with respect to which the option is being exercised. Such notice shall be accompanied by payment in full of the exercise price by any method that is approved by the Committee and that will cause the shares to be issued to be fully paid and non-assessable, including without limitation payment in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the terms of the relevant Stock Option Agreement and applicable law, by delivery of, alone or in connection with a partial cash or instrument payment, shares of Common Stock already owned by the Participant for at least six months. The Committee may, in the relevant Stock Option Agreement, also permit Participants (either on a selective or group basis) to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage "cashless exercise" arrangement, selected by and approved of in all respects in advance by the Committee, and use the proceeds from such sale as payment of the exercise price of such Stock Options. Payment instruments shall be reviewed by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes.

     7.  DIRECTOR FEES.

         7.1 Annual Retainer Fee. Each Participant shall be paid the Annual Retainer on the date of election or reelection of the Participant as a Director.

         7.2 Meeting Fee. Each Participant shall also be paid the Meeting Fee for each meeting of the Board of Directors of either or both of the Company and Home attended by such Participant in person or by conference telephone, payable upon adjournment of the meeting. Participants shall not be entitled to a Meeting Fee with respect to proceedings of Directors by written consent.

     8.  VESTING AND NON-TRANSFERABILITY OF STOCK OPTIONS.

         8.1 Vesting. Stock Options granted pursuant to the Plan shall vest during the service of a Participant as a Director with respect to twenty percent (20%) of the shares subject to any Stock Option each year on the anniversary of the date of grant of each Stock Option and shall become fully vested on the fifth anniversary of the date of grant of the Stock Option.

         8.2 Legend on Certificates. Stock certificates issued pursuant to the exercise of Stock Options may bear a legend, among other required legends, as determined by the Committee substantially as follows:

     "The shares represented by this certificate have been taken without a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended, and may not be sold, pledged, transferred or otherwise disposed of except in accordance with such act and the rules and regulations thereunder and in accordance with applicable state securities laws. The Company will not transfer such shares except upon receipt of evidence satisfactory to the Company that the registration provisions of such act have been complied with or that such registration is not required and that such transfer will not violate any applicable state securities laws.

     The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the HomeCapital Investment Corporation Non-Employee Director Compensation Plan (the "Plan") and a Stock Option Agreement entered into between the registered owner hereof and the Company. Copies of the Plan and Stock Option Agreement are on file in the office of the Secretary of the Company. The Company will furnish to the record holder of this certificate, without charge, upon written request at its principal place of business a copy of such Plan and Stock Option Agreement."

         8.3 Non-transferability of Stock Options. No Stock Option under the Plan or any Stock Option Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, pledged, disposed of or otherwise hypothecated or encumbered by a Participant or any beneficiary hereof or thereof, except by testamentary disposition or the laws of descent and distribution. No such interest shall be subject to seizure for the payment of the Participant's (or any beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of the Participant's (or any beneficiary's) bankruptcy or insolvency. During the lifetime of a Participant, Stock Options are exercisable only by the Participant.

     9. TERMINATION OF MEMBERSHIP AS A DIRECTOR. Except as otherwise provided herein, if a Participant's membership as a Director is terminated for any reason, such Participant's rights, if any, to exercise any then exercisable Stock Options shall terminate 180 days after the date of such termination and thereafter the Participant shall forfeit any rights or interests in or with respect to any such Stock Options. If any Participant dies while entitled to exercise a Stock Option, if any, such Participant's estate, designated beneficiary or other legal representative, as the case may be, shall have the right, subject to the applicable provisions of the Plan (and any rules or procedures thereunder), to exercise such then exercisable Stock Options, if any, at any time within 180 days from the date of such Participant's death.

     10. CHANGES IN CAPITALIZATION AND OTHER MATTERS.

         10.1 No Corporate Action Restriction. The existence of the Plan, any Stock Option Agreement and/or the Stock Options granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's or any affiliate's capital structure or its business, (ii) any merger, consolidation or change in the ownership of the Company or any affiliate, (iii) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Company's or any affiliate's capital stock or the rights thereof, (iv) any dissolution or liquidation of the Company or any affiliate,
(v) any sale or transfer of all or any part of the Company's or any affiliate's assets or business, or (vi) any other corporate act or proceeding by the Company or any affiliate. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any affiliate as a result of any such action.

         10.2 Recapitalization Adjustments. In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, the Board shall authorize and make such adjustments, if any, as are appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Stock Options in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be sold to any Participant, the number of shares of the Common Stock covered by each outstanding Stock Option, and the exercise price per share of Common Stock in respect of outstanding Stock Options.

         10.3 Reorganizations. The foregoing provisions of Section 10 notwithstanding, the following provisions of Section 10 shall control, where applicable:

               (a) If the Company shall at any time participate in a reorganization of a type described in Section 424(a) of the Code and in which
(i) the Company is not the surviving entity, or (ii) the Company is the surviving entity and the stockholders of Common Stock are required to exchange their shares for property and/or securities, the Company shall give the Participants written notice of any such proposed reorganization on or before thirty (30) days before such reorganization, and any outstanding Stock Options shall be exercisable after receipt of such notice and prior to such reorganization in full for all of the shares of Common Stock covered by the Stock Options; provided, however, either the Participant or the Company may make the exercise of outstanding Stock Options after Participant's receipt of such notice effective only immediately prior to the consummation of such reorganization. To the extent not exercised prior to such reorganization, the Stock Options shall expire on the occurrence of such reorganization. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a reorganization for the foregoing purposes.

               (b) In the event of the proposed dissolution or liquidation of the Company, the Stock Options granted hereunder shall terminate as of a date to be fixed by the Board, provided that not less than thirty (30) days' prior written notice of the date so fixed shall be given to the Participants, and the Participants shall have the right, during the period of thirty (30) days preceding such termination, to exercise their Stock Options in full for all of the shares of Common Stock covered by the Stock Options; provided, however, either the Participant or the Company may make the exercise of the outstanding Stock Options after participant's receipt of such notice effective only immediately prior to the consummation of such dissolution.

     11. STOCK OPTION AGREEMENTS. Each Participant receiving a "Stock Option" under Section 6 of the Plan shall enter into a Stock Option Agreement with the Company in a form to be prescribed by the Committee not inconsistent with the Plan or any determinations made by the Committee. Each such Participant shall agree and be bound by the restrictions, terms and conditions of this Plan and the Stock Option Agreement.

     12. MISCELLANEOUS.

         12.1 Compensation Limitations. Participants shall not receive more than one Initial Stock Option, only one Annual Retainer and one Annual Stock Option during each period between annual meetings of Stockholders of the Company, and shall only receive Meeting Fees with respect to service as a Director of the Company, while serving simultaneously as a Director of the Company and Home.

         12.2 Tax withholding. With respect to the exercise of any Stock Option the Company shall have the right to withhold or cause to be withheld by any lawful means any federal, state, local or other taxes, assessments or amounts of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

         12.3 Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any compensation or Stock Options under the Plan, except that the Company shall reserve all shares of Common Stock covered by the Plan for issuance pursuant to Stock Options to be granted pursuant to the Plan. Any liability of the Company to any person with respect to any Stock Option under the Plan or any Stock Option Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any affiliate. Nothing contained in the Plan or any Stock Option Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any affiliate or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any affiliate and/or any such Participant, any beneficiary thereof or any other person.

         12.4 Listing, Registration and Other Legal Compliance. No shares of the Common Stock shall be issued under the Plan unless legal counsel for the Company shall be satisfied that such issuance will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such share certificates to make appropriate reference to such restrictions. In addition, if, at any time specified herein (or in any Stock Option Agreement) for (i) the making of any determination or (ii) the issuance or other distribution of Common Stock to or through a Participant with respect to any Stock Option, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any affiliate or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.

         12.5 Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflict of laws thereunder. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

         12.6 Effective Date. The Plan shall be effective as of the date of approval of a majority of the Company's outstanding stock entitled to vote on such matter.

                                   EXHIBIT B

                      HOMECAPITAL INVESTMENT CORPORATION

                    AMENDMENT TO ARTICLES OF INCORPORATION
                                      FOR
                 LIMITATION OF DIRECTOR AND OFFICER LIABILITY


     THIRTEENTH.   No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except that this Article does not eliminate or limit the liability of a director or officer for: (i) an act or omission that involves intentional misconduct, fraud or a knowing violation of the law; (ii) an act or omission for which the liability of a director or officer is expressly provided for by an applicable statute, including the liability for payment of distributions in violation of Section 78.300 of the Nevada Revised Statutes; or (iii) any other act, omission, transaction or breach of duty as to which any applicable statute, rule or regulation provides that the liability of directors or officers may not be eliminated or limited. If the Nevada Revised Statutes or other applicable laws (collectively, "Laws") hereafter are amended to authorize the further elimination or limitation of the liability of directors or officers], then the liability of a director or officer of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Laws.
No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

                                   EXHIBIT C

                      HOMECAPITAL INVESTMENT CORPORATION

                             AMENDMENT TO BY-LAWS
                                      FOR
                   INDEMNIFICATION OF DIRECTORS AND OFFICERS


                    ARTICLE XII - MISCELLANEOUS PROVISIONS

                                     *****

2.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     (a) Indemnification Coverage. To the fullest extent permitted by law, the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal to such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (collectively, such actions, suits, proceedings, appeals, inquiries and investigations are referred to collectively as "Proceedings" and individually as "Proceeding"), by reason of the fact that such person either is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another domestic or foreign corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against expenses (including attorney's fees), judgments, penalties (including excise and similar taxes), fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such Proceeding, if it is determined that such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful; provided, however, that indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company and that, with respect to any criminal Proceeding, such person had reasonable cause to believe that his conduct was unlawful.

     (b) Eligibility Determination. Any indemnification under subsection (a), unless ordered by a court or advanced pursuant to subsection (d), must be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (i) by the stockholders; or (ii) by the board of directors by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the Proceeding; or (iii) if a majority of such a quorum so orders, by written opinion of independent legal counsel; or (iv) if such a quorum cannot be obtained, by written opinion of independent legal counsel.

     (c) Mandatory Indemnification. To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any Proceeding referred to in subsection (a) of this Section, or in defense of any claim, issue or matter therein, such person shall be indemnified by the Company against expenses (including court costs and attorneys' fees) actually and reasonably incurred by him in connection with the defense of the Proceeding.

     (d) Expenses Advance. The reasonable expenses incurred by a director or officer in defending a Proceeding shall be paid by the Company as they are incurred in advance of the final disposition of such Proceeding and without any of the determinations specified in subsection (b) of this Section, upon receipt by the Company of a written undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company as authorized in this Section. The Company may, to the extent authorized from time to time by the board of directors, grant rights to the advancement of expenses to any employee or agent of the Company to the fullest extent of the provisions of this Section with respect to the advancement of expenses of directors and officers of the Company.

     (e) Non-Exclusive. The right to indemnification conferred in this Section shall be a contract right. The indemnification provided by this Section shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any other law, by-law, agreement, vote of stockholders or disinterested directors, or otherwise, either as to action in an official capacity or an action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (f) Insurance. The Company may purchase and maintain insurance or make any other financial arrangement on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability asserted against him and any liability and expenses incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the authority to indemnify him against such liability and expenses; provided, however, that no financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court. The insurance or other arrangement may be procured, maintained or established within the Company or with any insurer or other person deemed appropriate by the board of directors regardless of whether all or part of the stock or other securities of the insurer or other person is owned in whole or part by the Company. In the absence of fraud, the judgment of the board of directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

P R O X Y             HOMECAPITAL INVESTMENT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned hereby appoints John W. Ballard and E. Jeff Bomer, and either of them, with full power of substitution, as proxies of the undersigned to represent and vote all shares of stock of HomeCapital Investment Corporation (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on September 25, 1997, and at any adjournment(s) thereof, as follows:


1. Election of Directors: John W. Ballard, E. Jeff Bomer, J. Rolfe Johnson, Larry D. Meyers, Robert R. Neyland, Peter A. Pyhrr, Walter W. Stoeppelwerth.


    [ ] FOR all nominees (except as           [ ] WITHHOLD AUTHORITY to
        marked to the contrary)                   vote for ALL nominees

INSTRUCTION:  To withhold authority for any individual nominee, mark the FOR box above and line through the nominee name.

                                                                  FOR       AGAINST   ABSTAIN
                                                                  ---       -------   -------
2.  Approval of Amendment of 1996 Stock Option Plan               [ ]         [ ]       [ ]
3.  Approval of Non-Employee Director Compensation Plan           [ ]         [ ]       [ ]
4.  Approval of Amendment of Articles of Incorporation            [ ]         [ ]       [ ]
5.  Approval of Amendment of By-Laws                              [ ]         [ ]       [ ]
6.  Ratify Appointment of Coopers & Lybrand L.L.P.                [ ]         [ ]       [ ]
7.  In their discretion, the proxies are authorized to vote
    upon such other business as may properly come
    before the meeting.

                          (continued on reverse side)



  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR ALL DIRECTOR NOMINEES LISTED ABOVE AND FOR THE APPROVAL OF THE OTHER PROPOSALS.

  The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement relating to the above proposals.


                              _________________________________ DATE __________

                              _________________________________ DATE __________
                                Signature(s) of Stockholder(s)

                              NOTE: Please sign exactly as name appears hereon.
                                    Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

          PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                          USING THE ENVELOPE PROVIDED